A Transformative Combination OppFi to Acquire BNCCORP 4/29/2026

This presentation (the “Presentation”) of OppFi Inc. (“OppFi” or the “Company”) is for informational purposes only and has been prepared in connection with the Company’s announcement of its corporate simplification and entry into a definitive merger agreement with BNCCORP, Inc. (“BNCC”). Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, the Company makes no representation or warranty with respect to the accuracy of such information. Trademarks and trade names referred to in this Presentation are the property of their respective owners. The information contained herein does not purport to be all-inclusive. This Presentation does not constitute investment, tax, or legal advice. No representation or warranty, express or implied, is or will be given by the Company or any of its respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this Presentation, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. The information contained in this Presentation is preliminary in nature and is subject to change, and any such changes may be material. The Company disclaims any duty to update the information contained in this Presentation, which information is given only as of the date of this Presentation unless otherwise stated herein. Important Additional Information will be Filed with the SEC In connection with the proposed transaction, OppFi Inc. will file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “registration statement”), which will contain a proxy statement of BNCCORP, Inc. and a prospectus of OppFi (the “proxy statement/prospectus”), and OppFi may file with the SEC other relevant documents regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS CAREFULLY AND IN THEIR ENTIRETY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY OPPFI, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OPPFI, BNC AND THE PROPOSED TRANSACTION. A definitive copy of the proxy statement/prospectus will be mailed to stockholders of BNCC when that document is final. Investors and security holders will be able to obtain the registration statement and the proxy statement/prospectus, as well as other filings containing information about OppFi, free of charge from OppFi or from the SEC’s website when they are filed by OppFi. The documents filed by OppFi with the SEC may be obtained free of charge at OppFi’s website, at https://investors.oppfi.com/financials/sec-filings/default.aspx, or by requesting them by mail at 130 E. Randolph Street, Suite 3400, Chicago, IL 60601 or by email at corporate.secretary@oppfi.com. Participants in a Solicitation This Presentation is not a solicitation of a proxy from any security holder of BNCC or OppFi. However, OppFi, BNCC and certain of their respective directors and executive officers may be deemed to be participants in a solicitation of proxies from the stockholders of BNCC in respect of the proposed transaction. Information about OppFi’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2025 and other documents filed by OppFi with the SEC. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Free copies of this document may be obtained as described in the preceding paragraph. This Presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities of OppFi or a solicitation of any vote or approval with respect to the proposed transaction by OppFi or BNCC, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Forward-Looking Statements This Presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. OppFi’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “possible,” “continue,” “vision,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, without limitation, statements regarding OppFi’s proposed acquisition of BNCC, including the anticipated timing, structure, benefits, and strategic rationale of such transactions, OppFi’s expectations with respect to the geographic expansion and product diversification that may come from the acquisition, OppFi’s expectations with respect to simplifying its corporate structure, OppFi’s expectations with respect to its full year 2026 guidance, the future performance of OppFi’s platform and underwriting models, and expectations for OppFi’s growth and future financial performance. These forward-looking statements are based on OppFi’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside OppFi’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to, risks related to the proposed acquisition of BNCC and the related corporate restructuring transactions, including the risk that the transactions may not be completed in a timely manner or at all; the failure to satisfy closing conditions or obtain required regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement, including the payment of any termination fee due thereunder; the impact of the transactions on OppFi’s governance structure; integration or execution challenges; adverse reactions from customers or stockholders; the impact of general economic conditions, including economic slowdowns, inflation, interest rate changes, recessions, the impact of tariffs, and tightening of credit markets on OppFi’s business; the impact of challenging macroeconomic and marketplace conditions; the impact of stimulus or other government programs; whether OppFi will be successful in obtaining declaratory relief against the Commissioner of the Department of Financial Protection and Innovation for the State of California; whether OppFi will be subject to AB 539; whether OppFi’s bank partners will continue to lend in California and whether OppFi’s financing sources will continue to finance the purchase of participation rights in loans originated by OppFi’s bank partners in California; OppFi’s ability to scale and grow the Bitty business; the impact that events involving financial institutions or the financial services industry generally, such as actual concerns or events involving liquidity, defaults, or non-performance, may have on OppFi’s business; risks related to any material weakness in OppFi’s internal controls over financial reporting; the ability of OppFi to grow and manage growth profitably and retain its key employees; risks related to new products; risks related to evaluating and potentially consummating acquisitions; concentration risk; risks related to OppFi’s ability to comply with various covenants in its corporate and warehouse credit facilities; risks related to potential litigation; changes in applicable laws or regulations, including, but not limited to, impacts from the One Big Beautiful Bill Act; the possibility that OppFi may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties indicated from time to time in OppFi’s filings with the United States Securities and Exchange Commission, in particular, contained in the section captioned “Risk Factors.” OppFi cautions that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date made. OppFi does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Non-GAAP Financial Measures This Presentation includes certain non-GAAP financial measures that are unaudited and do not conform to GAAP, such as Adjusted Net Income, Adjusted EPS, Adjusted EPS accretion, adjusted return on assets and adjusted return on equity. Adjusted EBT is defined as Net Income, adjusted for (1) income tax expense; (2) change in fair value of warrant liabilities; (3) other adjustments, net; and (4) other income. Adjusted Net Income is defined as Adjusted EBT as defined above, adjusted for taxes assuming a tax rate for each period presented that reflects the U.S. federal statutory rate of 21% and a blended statutory rate for state income taxes, in order to allow for a comparison with other publicly traded companies. Adjusted EPS is defined as Adjusted Net Income as defined above, divided by weighted average diluted shares outstanding, which represents shares of both classes of common stock outstanding and includes the impact of dilutive securities, such as restricted stock units, performance stock units, and stock options. These non-GAAP financial measures have not been prepared in accordance with accounting principles generally accepted in the United States and may be different from non-GAAP financial measures used by other companies. OppFi believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures with comparable names should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. A reconciliation of projected 2027 and 2028 Adjusted EPS accretion and projected 2028 adjusted return on assets and adjusted return on equity generation of the combined company to the most directly comparable GAAP financial measures is not included in this Presentation because, without unreasonable efforts, the Company is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate these measures. Disclaimer 2

A Technology- Driven Next-Gen Bank For Everyday Americans Our Vision: Bank • Expanded Credit Access • Reduced Complexity • Diversified Product Offerings

Increase credit access and enhance product offerings A compelling, strategic combination designed to: Enable geographic expansion and product diversification Reduce regulatory ambiguity and provide operational simplification Lower funding costs Strengthen the balance sheet and scale profitability Realize synergies and maximize shareholder value 1 2 3 4 5 6 + A next-generation online banking experience that utilizes modern technology to provide financial inclusion to underserved Americans Vision: 4

BNCCORP Transaction Highlights

Launches OppFi's Banking Platform

BNCCORP Overview

- BNCCORP, Inc. ("BNCC") is the bank holding company of BNC National Bank ("BNC"), a diversified community bank serving the North Dakota and Arizona markets
- Three primary areas of focus:
  - Commercial Banking
  - Retail Banking
  - Wealth Management
- BNC 2025 Financial Highlights:
  - Gross Loans Held for Investment: $739mm
  - Total Assets: $1,099mm
  - Total Deposits: $978mm
  - Net Income: $10mm

Terms of Transaction

- ~$130mm for 100% of the common stock of BNCC
  - BNCC stockholders will receive $19.375 per share in cash, and 1.90 shares of OppFi Class A common stock for each BNCC share
  - Consideration represents approximately 1.2x of BNCC's book value of $107 million for the period ending December 31, 2025
- The transaction consideration implies approximately 53% cash and 47% OppFi Class A common stock based on OppFi stock price at signing
- OppFi stockholders will own ~93% and BNCC stockholders will own ~7% of the combined company

Approvals and Closing Effects

- Transaction has been unanimously approved by the boards of both companies
- Transaction is subject to BNCC stockholder approval, regulatory approvals from the OCC, the Federal Reserve and the FDIC and other customary closing conditions
- No vote of OppFi's stockholders is required in connection with the transaction
- Anticipated closing in the fourth quarter of 2026, subject to regulatory and BNCC stockholder approvals
- Transaction is expected to be 25%+ accretive to Adjusted EPS[1] in the first year post-Closing, and is expected to be 50%+ accretive by the third year post-Closing

1. Adjusted EPS is a non-GAAP financial measure. See the disclaimer on "Non-GAAP Financial Measures" on slide 2 for a detailed description of such non-GAAP financial measures.

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Complementary Platforms to Maximize Potential A combination would create a digital banking and financial services platform for the everyday American Combined Mission-Driven Model Focused on the Everyday American    High-Retention Customer Relationships    Readily-Available, Low-Cost Funding    Broad Customer Distribution    Diverse Product Offerings    Tech-Enabled Customer Service    Proprietary Underwriting Driven by Machine Learning    Compliance-Focused Management Team    6

Consumer Lines of Credit   + Consumer Installment Loans   + Small Business Lines of Credit   + Small Business Installment Loans   + Revenue-based Financing  + Commercial Real Estate  + SBA Loans  + Agriculture Loans  + Business Checking Accounts  + Consumer Checking Accounts  + Savings Products  + Cash Management  + Trust & Wealth Management Services  + Retirement Plan Administration  + 7 Bank Products The combined entity’s product suite is intended to leverage each company’s strengths to provide enhanced banking services locally and nationally Combined

• Trusted financial institution providing personalized banking solutions tailored to the unique needs of its clients • Focused on catering to the needs of the underserved small and mid-sized business markets • Fosters lasting relationships built on integrity, reliability and exceptional customer service • Consistent and disciplined approach to balance sheet management providing for a strong and stable platform for growth • Diversified, low-risk loan portfolio driving industry-leading credit performance • SBA preferred lender with proven underwriting capabilities $654 $669 $699 $739 2022 2023 2024 2025 $838 $854 $859 $978 2022 2023 2024 2025 ~$1.1 Billion in Assets $978 Million in Deposits Loans ($ in millions) Deposits ($ in millions) Loan Portfolio 51% 19% 8% 8% 5% 10% Nonfarm Nonresidential Property Commercial and Industrial 1-4 Family Residential Consumer Multifamily Residential Other1Note: Data as of 12/31/2025 unless otherwise noted per BNC Call Report 1. Includes Construction & Land Development Loans, Loans Secured by Farmland, Agricultural Production & Farming Loans, and Obligations of States and Political Subdivisions in the U.S. 8 Data as of year-end 2025

Transaction Summary 9 Consideration • OppFi will acquire BNCCORP, Inc. (“BNCC”) and its wholly owned subsidiary, BNC National Bank (“BNC” or the “Bank”), for an aggregate purchase value of approximately $130mm • Represents a Price / Book Value at announcement of approximately 1.2x • A combination of approximately 53% cash and 47% OppFi Class A common stock based on OppFi stock price at signing • OppFi stockholders will own ~93% and BNCCORP stockholders will own ~7% of the combined company Leadership • OppFi will become a bank holding company and plans to contribute substantially all of its assets, liabilities and operations into its bank subsidiary, BNC, to be renamed OppFi Bank, N.A. (“OppFi Bank”) • BNC will continue normal operations as a community banking division within OppFi Bank and will continue to be led by Dan Collins and the existing BNC management team; Michael Vekich will serve on the board of directors of OppFi Bank • Todd Schwartz will lead the combined company as CEO and Executive Chairman Synergies • Anticipated synergies of $60mm+ in the first year post-Closing, $90mm+ in the second year post-Closing and $115mm+ in the third year post-Closing • Revenue synergies expected from geographic expansion and cross-selling opportunities across consumer and commercial lending • OppFi will be able to leverage BNC’s best-in-class capabilities and industry relationships to grow existing business lines • Transaction will mitigate existing reliance on third-party lending partners, providing regulatory clarity and enhancing revenue resiliency Approvals and Closing • Transaction subject to regulatory approvals from the OCC, the Federal Reserve and the FDIC; also subject to customary closing conditions • Transaction subject to BNCCORP stockholder approval • Anticipated Closing in the fourth quarter of 2026, subject to regulatory and BNCC stockholder approvals

Anticipated Strategic and Financial Benefits 10 Strategic Benefits Increased Platform Simplification and Scalability • National bank charter enables OppFi to operate under a single, scalable operating model • Operating under federal oversight will simplify compliance by replacing state-by-state regulations with a single supervisory framework Geographic Expansion • National bank charter allows products to be distributed nationally, increasing credit access to underbanked communities Diversification of Product Offerings • Acquisition will allow OppFi to expand its offerings through additional consumer & commercial loan products and new savings products • Opportunity to leverage BNC’s industry relationships and cross-sell products across customer bases Financial Benefits Improved Earnings Profile • Expanded product offerings, state expansion and a lower cost of funding will help OppFi increase its margins, improving profitability • Reduces reliance on third-party lending partners allowing OppFi to capture increased economics from its loans Balance Sheet Reinforcement • Following the transaction, the pro forma combined balance sheet is expected to maintain strong capital ratios and the ability to support increased loan origination • OppFi’s Pro Forma assets will increase by over $1.0 billion Readily-Available, Low-Cost Funding • Pro forma funding mix will now include low-cost deposits, which carry a cost of less than 2% Transaction is expected to be 25%+ accretive to Adjusted EPS1 in the first year post-Closing, 40%+ accretive in the second year post-Closing and 50%+ accretive in the third year post-Closing 1. Adjusted EPS is a non-GAAP financial measure. See the disclaimer on “Non-GAAP Financial Measures” on slide 2 for a detailed description of such non-GAAP financial measures.

Pro Forma Combined Anticipated Financial Profile

- The pro forma business will maintain regulatory capital in excess of well-capitalized thresholds at both the consolidated and bank levels
- Strong pro forma profitability margins with net interest income margins of 90%+ and net income margins of 25%+ beyond 2026
- Ability to materially lower cost of funds through the use of BNCCORP's core deposit base
- Opportunity to leverage OppFi's proprietary underwriting model and technology to reduce operating costs and improve efficiency ratios
- Adjusted ROE[1] and ROA[1] generation of 35%+ and 10%+ by 2028, respectively

Illustrative Bank Holding Company and Bank Subsidiary at Closing

Consolidated Balance Sheet	December 31, 2025 OppFi Standalone	 BNCC Standalone	Estimated Pro Forma at Close
Total Assets	$754mm	$1,100mm	$2,000mm
Loans	$546mm	$739mm	$1,400mm
Deposits	--	$972mm	$1,000mm

Pro Forma Operating Target Metrics

Capital Adequacy	
Regulatory Capital (%) • CET1, Tier 1 and Total Capital Ratios • Leverage and Tangible Capital Ratios	Well Above Capitalized Thresholds

Earnings & Profitability Targets	
Cost of Deposits (%)	Under 3%
Net Interest Margin (%)	Over 90%
Adjusted Net Income Margin[1] (%)	Over 25%
Adjusted ROE[1] (%)	Over 35%
Adjusted ROA[1] (%)	Over 10%

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1. Adjusted Net Income Margin, Adjusted ROE and Adjusted ROA are non-GAAP financial measure. See the disclaimer on "Non-GAAP Financial Measures" on slide 2 for a detailed description of such non-GAAP financial measures.

12 Appendix

Key Assumptions and Transaction Metrics 13 Earnings Estimates • OppFi based on 2027 consensus estimates and grown 10% annually thereafter • BNCCORP based on management guidance Synergies • Incorporates identified revenue and operational synergies • Includes incremental costs associated to company integration • Additional cost savings achieved from using lower cost of deposits to fund originations not contemplated in model Model Assumptions • Transaction-related expenses incorporated at Closing • Assumes 24% tax rate for illustrative purposes • Anticipated closing in the fourth quarter of 2026, subject to regulatory and BNCC stockholder approvals Other Assumptions • Based on common shares outstanding of 86.0mm and 3.6mm for OppFi and BNCCORP, respectively, with 6.8mm shares of OppFi common stock to be issued in the transaction • Deposit growth per management guidance, does not assume additional reliance on brokered deposits • Purchase accounting adjustments not contemplated in model Transaction Metrics ($MM, except per share data) Exchange Ratio 1.90x OppFi Share Price (as of 4/28/2026) $9.01 Price per Share of Stock Consideration $17.12 Price per Share of Cash Consideration $19.375 BNCCORP Shares Outstanding (mm) 3.582 Total Consideration Paid to BNCCORP Stockholders $130.7 Implied Price to Book Value 1.2x Implied Pro Forma Ownership OppFi Stockholders BNCCORP Stockholders